UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2007

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50364	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona		85711
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                    (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Note Purchase Agreement

As previously reported in The Providence Service Corporation (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2007 (the “Acquisition Form 8-K”), the Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the Purchasers named therein (the “Purchasers”) pursuant to which the Company agreed to issue $70.0 million in aggregate principal amount of 6.5% Convertible Senior Subordinated Notes due 2014 (the “Notes”) to the Purchasers (the “Offering”).

On November 9, 2007, the Company and the Purchasers entered into Amendment No. 1 to the Purchase Agreement (the “Amendment” and, together with the Note Purchase Agreement, the “Purchase Agreement”) to provide, among other things, that: (i) the Notes would not be deposited in escrow; and (ii) the Purchasers would not be parties to the Escrow Agreement (as defined in the Purchase Agreement).

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Note Purchase Agreement

On November 13, 2007, the Company issued $70.0 million in aggregate principal amount of Notes to the Purchasers pursuant to the Purchase Agreement. The Company received approximately $67,840,000 million in net proceeds from the sale of the Notes, after deducting fees and expenses, including the placement agent’s fee.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Purchasers. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Purchasers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Note Purchase Agreement, which is filed as Exhibit 1.1 to the Acquisition Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On November 13, 2007, the Company entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”). The description of the Registration Rights Agreement contained in the Acquisition Form 8-K is incorporated herein by reference and is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 10.2.

Escrow Agreement

On November 13, 2007, the Company entered into an Escrow Agreement with The Bank of New York Trust Company, N.A., as escrow agent and trustee (the “Escrow Agreement”). The Escrow Agreement provides that the Trustee shall hold the net proceeds from the Offering pending the receipt of an acquisition certificate that certifies that (i) the Company and Charter LCI have each performed, complied or received waivers of each term, condition and covenant contained in the Acquisition Agreement (except for Section 1.5 relating to payment) and related documents, and (ii) upon receipt of such net proceeds, the Company will immediately pay to Charter LCI, by wire transfer of same day funds, such net proceeds and such other amounts as required by the Acquisition Agreement necessary for the consummation of the Acquisition.

The description of the Escrow Agreement contained herein is qualified in its entirety by reference to the Escrow Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indenture

In connection with the Company’s issuance of $70.0 million in aggregate principal amount of Notes, the Company entered into an Indenture, dated November 13, 2007, between the Company, as issuer, and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”). The description of the Indenture contained in the Acquisition Form 8-K is incorporated herein by reference and is qualified in its entirety by reference to the Indenture attached hereto as Exhibit 4.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

On November 13, 2007, in connection with the transaction described in Item 1.01 above, the Company sold for cash $70.0 million in aggregate principal amount of Notes convertible into shares of common stock. The placement agent’s fee payable to RBC Capital Markets Corporation totaled approximately $2.1 million. The Notes were, and shares of common stock issuable upon exercise of the Notes will be, sold in a private transaction in reliance on an exemption from registration contained in Section 4(2) of the Securities Act.

The information regarding the terms of the conversion of the Notes is contained in Item 1.01 above, which information is incorporated herein by reference in response to this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) The following have been filed as exhibits to this Form 8-K:

Exhibit Number	Description

1.1	Note Purchase Agreement, dated November 6, 2007, by and among The Providence Service Corporation and the Purchasers named therein (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2007).

4.1	Convertible Senior Subordinated Note Indenture, dated November 13, 2007, between The Providence Service Corporation and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Form of Note (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2007).

Exhibit Number	Description

10.1	Amendment No. 1 to Note Purchase Agreement, dated November 13, 2007, by and among The Providence Service Corporation and the Purchasers named therein.

10.2	Registration Rights Agreement, dated November 13, 2007, by and among The Providence Service Corporation and the Purchasers named therein.

10.3	Escrow Agreement, dated November 13, 2007, by and among The Providence Service Corporation, The Bank of New York Trust Company, N.A., as Escrow Agent, and The Bank of New York Trust Company, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: November 15, 2007	By:	/s/ Fletcher Jay McCusker
	Name:	Fletcher Jay McCusker
	Title:	Chief Executive Officer and Chairman of the Board

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Note Purchase Agreement, dated November 6, 2007, by and among The Providence Service Corporation and the Purchasers named therein (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2007).

4.1	Convertible Senior Subordinated Note Indenture, dated November 13, 2007, between The Providence Service Corporation and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Form of Note (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 7, 2007).

10.1	Amendment No. 1 to Note Purchase Agreement, dated November 13, 2007, by and among The Providence Service Corporation and the Purchasers named therein.

10.2	Registration Rights Agreement, dated November 13, 2007, by and among The Providence Service Corporation and the Purchasers named therein.

10.3	Escrow Agreement, dated November 13, 2007, by and among The Providence Service Corporation, The Bank of New York Trust Company, N.A., as Escrow Agent, and The Bank of New York Trust Company, N.A., as Trustee.